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                                                                  EXHIBIT 10.139


                               SECURITY AGREEMENT

                  SECURITY AGREEMENT dated as of December 4, 1996 among Cosmar Corporation, a Delaware corporation (the "Borrower"), Renaissance Cosmetics, Inc., a Delaware corporation (the "Parent Guarantor"), Dana Perfumes Corp., Great American Cosmetics, Inc., Houbigant (1995) Limited/Houbigant (1995) Limitee and MEM Company, Inc. (together with the Parent Guarantor, the "Guarantors") and CIBC Wood Gundy Securities Corp., as collateral agent for the lenders or other financial institutions or entities party, as lenders, to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "Agent").

                  The Borrower, the Guarantors and certain lenders are parties to a Credit Agreement dated as of December [ ], 1996 (as modified and supplemented and in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by said lenders to the Borrower.

                  To induce said lenders to enter into the Credit Agreement and to extend credit thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Debtor (as hereinafter defined) has agreed to pledge, mortgage and grant a security interest in the Pledged Collateral (as hereinafter defined) as security for the Secured Obligations (as hereinafter defined). Accordingly, the parties hereto agree as follows:

                  Section 1. Definitions. Terms defined in the Credit Agreement are used herein as defined therein. In addition, as used herein:

                  "Accounts" shall have the meaning ascribed thereto in Section 3(e) hereof.

                  "Collateral Account" shall have the meaning ascribed thereto in Section 4.1(a) hereof.

                  "Contracts" shall mean all contracts, undertakings, or other agreements, as the same may be amended from time to time, and (a) all rights of any Debtor to receive moneys due and to become due thereunder or in connection therewith, (b) all rights of any Debtor to damages arising out of or for breach or default in respect thereof and (c) all rights of any Debtor to exercise remedies thereunder, except for any Contract that cannot be assigned by the Debtor which is a party thereto without the consent of the other party or parties thereto or which would be breached or violated by the grant of a security interest therein, provided that the Borrower and each of the Guarantors shall use their reasonable best efforts to obtain a consent to, or a waiver or amendment to allow, such assignment promptly after the Closing Date, whereupon such Contract, as so modified or amended, shall be deemed Pledged Collateral hereunder.


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                  "Copyright Collateral" shall mean all Copyrights, whether now owned or hereafter acquired by any Debtor, that are material to the condition (financial or otherwise), business or operations of the Parent Guarantor, the Borrower and Subsidiaries of Parent Guarantor, taken as a whole, including each Copyright identified in Annex 2 hereto.

                  "Copyrights" shall mean all copyrights, copyright registrations and applications for copyright registrations, including, without limitation, all renewals and extensions thereof, the right to recover for all past, present and future infringements thereof, and all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

                  "Debtor" shall mean the Borrower and each of the Guarantors.

                  "Documents" shall have the meaning ascribed thereto in Section 3(k) hereof.

                  "Equipment" shall have the meaning ascribed thereto in Section 3(i) hereof.

                  "Instruments" shall have the meaning ascribed thereto in
Section 3(f) hereof.

                  "Intellectual Property" shall mean, collectively, all Copyright Collateral, all Patent Collateral and all Trademark Collateral, together with (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets; (b) all licenses or user or other agreements granted to any Debtor with respect to any of the foregoing, in each case whether now or hereafter owned or used including, without limitation, the licenses or other agreements with respect to the Copyright Collateral, the Patent Collateral or the Trademark Collateral, listed in Annex 5 hereto, except for any license that cannot be assigned by the Debtor which is a party thereto without the consent of the other party or parties thereto or which would be breached or violated by the grant of a security interest therein, provided that the Borrower and each of the Guarantors shall use their reasonable best efforts to obtain a consent to, or a waiver or amendment to allow, such assignment promptly after the Closing Date, whereupon such license, as so modified or amended, shall be deemed Pledged Collateral hereunder; (c) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs; (d) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured; (e) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information,


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knowledge, records or data; (f) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by any Debtor; and (g) all causes of action, claims and warranties now or hereafter owned or acquired by the Debtors in respect of any of the items listed above that in the case of (a) through (g) are material to the condition (financial or otherwise), business or operations of the Parent Guarantor, the Borrower and the Subsidiaries of the Parent Guarantor, taken as a whole.

                  "Inventory" shall have the meaning ascribed thereto in Section 3(g) hereof.

                  "Issuers" shall mean, collectively, the respective Material Subsidiaries identified beneath the names of the Debtors on Annex 1 hereto under the caption "Issuer," together with any corporation created or acquired after the date hereof that is a Material Subsidiary, the capital stock of which is required to be pledged hereunder pursuant to the Credit Agreement.

                  "Motor Vehicles" shall mean motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

                  "Patent Collateral" shall mean all Patents, whether now owned or hereafter acquired by any Debtor that are material to the condition (financial or otherwise), business or operations of the Parent Guarantor, the Borrower and the Subsidiaries of the Parent Guarantor, taken as a whole, including each Patent identified in Annex 3 hereto, excluding, however, the Patents identified as "Excluded Patents" on said Annex 3.

                  "Patents" shall mean all patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, the right to sue for past, present and future infringements thereof, and all rights corresponding thereto throughout the world.

                  "Pledged Collateral" shall have the meaning ascribed thereto in Section 3 hereof.

                  "Pledged Stock" shall have the meaning ascribed thereto in
Section 3(a) hereof; provided that, Pledged Stock shall not include any shares of capital stock of MEM Company, Inc. so long as it constitutes Margin Stock.


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                  "Secured Obligations" shall mean, collectively, (a) the
principal of and interest on the Loans made by the Lenders to, and the Notes held by each Lender of, the Borrower and all other amounts from time to time owing to the Creditors by the Borrower under the Loan Documents, (b) all obligations of any Debtor arising under any Interest Rate Agreement between any Debtor and any Lender, (c) all obligations of the Guarantors under the Credit Agreement and the other Loan Documents (including, without limitation, in respect of their Guarantees under Section 9 of the Credit Agreement) and (d) all obligations of the Debtors to the Creditors hereunder.

                  "Special Event of Default" shall mean any Event of Default that arises pursuant to Section 7.1, 7.3, 7.6 or 7.7 of the Credit Agreement.

                  "Stock Collateral" shall mean, collectively, the Pledged Collateral described in clauses (a) through (c) of Section 3 hereof and the proceeds of and to any such property and, to the extent related to any such property or such proceeds, all books, correspondence, credit files, records, invoices and other papers.

                  "Trademark Collateral" shall mean all Trademarks, whether now owned or hereafter acquired by any Debtor, that are material to the condition (financial or otherwise), business or operations of the Parent Guarantor, the Borrower and Subsidiaries of Parent Guarantor, taken as a whole, including each Trademark identified in Annex 4 hereto. Notwithstanding the foregoing, the Trademark Collateral does not and shall not include any Trademark that would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.

                  "Trademarks" shall mean all trade names, trademarks and service marks, logos, trademark and service mark registrations, and applications for trademark and service mark registrations, including, without limitation, all renewals of trademark and service mark registrations, all rights corresponding thereto throughout the world, the right to recover for all past, present and future infringements thereof, all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark and service mark.

                  "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

                  Section 2. Representations and Warranties. Each Debtor represents and warrants to the Creditors that:

                         (a) Such Debtor is the sole beneficial owner of the
Pledged Collateral in which it purports to grant a security interest pursuant to
Section 3 hereof and no Lien exists or will exist upon such Pledged Collateral at any time (and no


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right or option to acquire the same exists in favor of any other Person) except for (i) Liens which would not, individually or in the aggregate, have a Material Adverse Effect, (ii) Liens expressly permitted under Section 6.2 of the Credit Agreement, and (iii) the pledge and security interest in favor of the Agent for the benefit of the Lenders created or provided for herein, which pledge and security interest shall (upon the filing of the financing statements and other filings delivered by the Borrower pursuant to the Credit Agreement in locations specified by the Debtors to the Agent or possession of Collateral which is required for perfection) constitute a first priority perfected pledge and security interest (except for Liens expressly permitted by Section 6.2 of the Credit Agreement) in and to all of such Pledged Collateral (other than the Non-Perfected Collateral subject to compliance with Section 5.15 of the Credit Agreement).

                           (b) The Pledged Stock represented by the certificates
identified under the name of such Debtor in Annex 1 hereto is, and all other Pledged Stock in which such Debtor shall hereafter grant a security interest pursuant to Section 3 hereof will be, duly authorized, validly existing, fully paid and non-assessable and none of such Pledged Stock is or will be subject to any contractual restriction, or any restriction under the charter or by-laws of the respective Issuer of such Pledged Stock, upon the transfer of such Pledged Stock (except for any such restriction contained herein or in the Credit Agreement or as permitted by the Credit Agreement).

                           (c) The Pledged Stock represented by the certificates
identified under the name of such Debtor in Annex 1 hereto constitutes all of the issued and outstanding shares of capital stock of any class of the Issuers beneficially owned by such Debtor on the date hereof or such percentage of the capital stock of any Issuer created or acquired after the date hereof that is required to be pledged hereunder pursuant to the Credit Agreement (whether or not registered in the name of such Debtor) and said Annex 1 correctly identifies, as at the date hereof, or, with respect to any Issuer created or acquired after the date hereof, as of the date of pledge hereunder, the respective Issuers of such Pledged Stock, the respective class and par value of the shares comprising such Pledged Stock and the respective number of shares (and registered owners thereof) represented by each such certificate.

                           (d) As of the date hereof, (x) the Intercompany Notes
delivered to the Collateral Agent on the date hereof constitute all of the Intercompany Notes of such corporations; and (y) other than the Intercompany Notes, no Debtor owns, directly or indirectly, any other Intercompany Notes of any Debtor.

                           (e) Annexes 2, 3 and 4 hereto, respectively, set
forth under the name of such Debtor a complete and correct list of all Copyrights, Patents and Trademarks owned by such Debtor on the date hereof, that are material to the condition (financial or otherwise), business or operations of the Parent Guarantor, the Borrower and Subsidiaries of Parent Guarantor, taken as a whole, which have been


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registered or for which an application for registration has been made; except pursuant to licenses and other user agreements entered into by such Debtor in the ordinary course of business, all of which are listed in Annex 5 hereto, on and as of the date hereof (i) such Debtor owns and possesses the right to use, and has done nothing to authorize or enable any other Person to use, any Copyright, Patent or Trademark listed in said Annexes 2, 3 and 4, and (ii) all registrations listed in said Annexes 2, 3 and 4 are valid and in full force and effect; and except as may be set forth in said Annex 5, such Debtor owns and possesses the right to use all such Copyrights, Patents and Trademarks on and as of the date hereof.

                           (f) Annex 5 hereto sets forth a complete and correct
list of all licenses and other user agreements included in the Intellectual Property on the date hereof, that are material to the condition (financial or otherwise), business or operations of the Parent Guarantor, the Borrower and Subsidiaries of Parent Guarantor, taken as a whole.

                           (g) To the best of such Debtor's knowledge, on and as
of the date hereof: (i) except as set forth in Annex 5 hereto, there is no violation by others of any right of such Debtor with respect to any Copyright, Patent or Trademark listed in Annexes 2, 3 and 4 hereto, respectively, under the name of such Debtor and (ii) such Debtor is not infringing in any respect upon any Copyright, Patent or Trademark of any other Person; and no proceedings have been instituted or are pending against such Debtor or, to the best of such Debtor's knowledge, threatened, and no claim against such Debtor has been received by such Debtor, alleging any such violation, except as may be set forth in said Annex 5, except with respect to clauses (i) and (ii) where any of the foregoing could not reasonably be expected to have a Material Adverse Effect.

                           (h) Any goods now or hereafter produced by such
Debtor or any of its Subsidiaries included in the Pledged Collateral have been and will be produced in compliance with the requirements of the Fair Labor Standards Act of 1938, as amended, except where the failure to comply could not reasonably be expected to have a Material Adverse Effect.

                Section 2. Collateral. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations owing by such Debtor, each Debtor hereby pledges and mortgages to the Agent, for the benefit of the Creditors as hereinafter provided, and grants to the Agent, for the benefit of the Creditors as hereinafter provided, a security interest in, all of such Debtor's right, title and interest in the following property, whether now owned by such Debtor or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "Pledged Collateral"):


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                           (a) the shares of common and/or preferred stock of
the Issuers represented by the certificates identified in Annex 1 hereto under the name of such Debtor and all other shares of capital stock of whatever class of the Issuers, now or hereafter owned by such Debtor, in each case together with the certificates evidencing the same (collectively, the "Pledged Stock");

                           (b) all shares, securities, moneys or property
representing a dividend on any of the Pledged Stock, or representing a distribution or return of capital upon or in respect of the Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Stock;

                           (c) all Intercompany Notes;

                           (d) without affecting the obligations of such Debtor
under any provision prohibiting such action hereunder or under the Credit Agreement, in the event of any consolidation or merger in which an Issuer is not the surviving corporation, all shares of each class of the capital stock of the successor corporation owned by the Debtors (unless such successor corporation is such Debtor itself) formed by or resulting from such consolidation or merger;

                           (e) all accounts and general intangibles (each as
defined in the Uniform Commercial Code) of such Debtor constituting any right to the payment of money, including (but not limited to) all moneys due and to become due to such Debtor in respect of any loans or advances or for Inventory or Equipment or other goods sold or leased or for services rendered, all moneys due and to become due to such Debtor under any guarantee (including a letter of credit) of the purchase price of Inventory or Equipment sold by such Debtor and all tax refunds (such accounts, general intangibles and moneys due and to become due being herein called collectively "Accounts");

                           (f) all instruments, chattel paper or letters of
credit (each as defined in the Uniform Commercial Code) of such Debtor evidencing, representing, arising from or existing in respect of, relating to, or securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances (herein collectively called "Instruments");

                           (g) all inventory (as defined in the Uniform
Commercial Code) of such Debtor, all goods obtained by such Debtor in exchange for such inventory, any products made or processed from such inventory including all substances, if any, commingled therewith or added thereto, and any such inventory as is temporarily out of such Debtor's custody or possession, including inventory held by


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others on consignment, inventory on the premises of others and items in transit
(herein collectively called "Inventory");

                           (h) all Intellectual Property and all other accounts
(as defined in the Uniform Commercial Code) not constituting Accounts;

                           (i) all equipment (as defined in the Uniform
Commercial Code) of such Debtor, including all Motor Vehicles (herein collectively called "Equipment");

                           (j) all Contracts;

                           (k) all documents of title (as defined in the Uniform
Commercial Code) or other receipts of such Debtor covering, evidencing or representing Inventory or Equipment (herein collectively called "Documents");

                           (l) all rights, claims and benefits of such Debtor
against any Person arising out of, relating to or in connection with Inventory or Equipment purchased by such Debtor, including, without limitation, any such rights, claims or benefits against any Person storing or transporting such Inventory or Equipment;

                           (m) the balance from time to time in the Collateral
Account; and

                           (n) all other tangible and intangible personal
property of such Debtor, including, without limitation, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of such Debtor described in the preceding clauses of this Section 3 (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by any Debtor in respect of any of the items listed above) and, to the extent related to any property described in said clauses or such proceeds, products and accessions, all books, correspondence, credit files, records, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Debtor or any computer bureau or service company from time to time acting for such Debtor.

                    Section 4. Cash Proceeds of Collateral.

                           4.1 Collateral Account.

                           (a) There is hereby established with the Agent a cash
collateral account (the "Collateral Account") in the name and under the sole dominion and control of the Agent into which there shall be deposited from time to time certain cash proceeds of any of the Pledged Collateral as provided in
Section 4.2 below


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(including proceeds of insurance covering the Pledged Collateral) and into which the Debtors may from time to time deposit any additional amounts that any of them wishes to pledge to the Agent for the benefit of the Lenders as additional collateral security hereunder.

                           (b) The balance from time to time in the Collateral
Account shall constitute part of the Pledged Collateral hereunder and shall not constitute payment of the Secured Obligations until applied as hereinafter provided. So long as no Special Event of Default has occurred and is continuing, the Agent shall remit the collected balance outstanding to the credit of the Collateral Account to or upon the order of the respective Debtor as such Debtor shall from time to time instruct; provided, however, that any amounts deposited in the Collateral Account in respect of Casualty Events, Recovery Events, takings, destructions or loss of title with respect to Mortgaged Real Property shall be disbursed to the relevant Debtor in periodic installments consistent with the provisions of Section 2.5A(ii) of the Credit Agreement. However, at any time following the occurrence and during the continuance of a Special Event of Default, the Agent may (and, if instructed by the Required Lenders, shall) in its (or their) discretion apply or cause to be applied (subject to collection) the balance from time to time outstanding to the credit of the Collateral Account to the payment of the Secured Obligations in the manner specified in
Section 5.9 hereof. The balance from time to time in the Collateral Account shall be subject to withdrawal only as provided herein.

                           (c) If requested by the Borrower and agreed to by any
Lender that is an original Lender, and subject to documentation reasonably satisfactory to the Agent and such Lender, the Agent shall designate such Lender as a collateral sub-agent for the Agent in respect of all or any portion of the Collateral Account and provide written notice to the Borrower of such designation.

                           4.2 Proceeds of Accounts. At any time after the
occurrence and during the continuance of an Event of Default, each Debtor shall, upon the request of the Agent, instruct all account debtors and other Persons obligated in respect of all Accounts to make all payments in respect of the Accounts either (a) directly to the Agent (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Agent) or (b) to one or more other banks in the United States of America (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Agent) under arrangements, in form and substance satisfactory to the Agent, pursuant to which such Debtor shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all proceeds of such payments directly to the Agent for deposit into the Collateral Account. All payments made to the Agent, as provided in the preceding sentence, shall be immediately deposited in the Collateral Account. In addition to the foregoing, each Debtor agrees that, if the proceeds of any Pledged Collateral hereunder (including the payments made in respect of Accounts) shall be received by it, such Debtor shall as promptly as possible deposit such


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proceeds into the Collateral Account. Until so deposited, all such proceeds shall be held in trust by such Debtor for and as the property of the Agent and the Lenders and shall not be commingled with any other funds or property of such Debtor.

                           4.3 Investment of Balance in Collateral Account.
Amounts on deposit in the Collateral Account shall be invested from time to time in such Permitted Investments as the respective Debtor (or, after the occurrence and during the continuance of an Event of Default, the Agent) shall determine, which Permitted Investments shall be held in the name and be under the control of the Agent; provided, however, that at any time after the occurrence and during the continuance of an Event of Default, the Agent may (and, if instructed by the Required Lenders, shall) in its (or their) discretion at any time and from time to time elect to liquidate any such Permitted Investments and to apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section 5.9 hereof.

                    Section 5. Further Assurances; Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 3 hereof, the Debtors hereby jointly and severally agree with each Lender and the Agent as follows:

                           5.1 Delivery and Other Perfection. Each Debtor shall:

                           (a) if any of the above-described shares or
securities (or only if an Event of Default has occurred and is continuing, moneys or property) required to be pledged by such Debtor under clauses (a),
(b), (c) and (d) of Section 3 hereof are received by such Debtor, forthwith either (x) transfer and deliver to the Agent such shares or securities so received by such Debtor (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by the Agent, pursuant to the terms of this Agreement, as part of the Pledged Collateral or (y) take such other action as the Agent shall deem necessary or appropriate to duly record the Lien created hereunder in such shares, securities, moneys or property in said clauses (a), (b), (c) and (d);

                           (b) deliver and pledge to the Agent any and all
Instruments, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Agent may request; provided, however, that so long as no Event of Default shall have occurred and be continuing, such Debtor may retain for collection in the ordinary course any Instruments received by such Debtor in the ordinary course of business and the Agent shall, promptly upon request of such Debtor, make appropriate arrangements for making any other Instrument pledged by such Debtor available to such Debtor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Agent, against trust receipt or like document);


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                           (c) give, execute, deliver, file and/or record any
financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the judgment of the Agent) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Agent to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, without limitation, after the occurrence and during the continuance of an Event of Default, causing any or all of the Stock Collateral to be transferred of record into the name of the Agent or its nominee; provided, however, that notices to account debtors in respect of any Accounts or Instruments shall be subject to the provisions of clause (i) below;

                           (d) keep full and accurate books and records relating
to the Pledged Collateral, and stamp or otherwise mark all such material books and records in such manner as the Agent may reasonably require in order to reflect the security interests granted by this Agreement;

                           (e) furnish to the Agent upon its request statements
and schedules further identifying and describing the Copyright Collateral, the Patent Collateral and the Trademark Collateral, respectively, and such other reports in connection with the Copyright Collateral, the Patent Collateral and the Trademark Collateral, as the Agent may reasonably request, all in reasonable detail;

                           (f) promptly upon request of the Agent, following
receipt by the Agent of any statements, schedules or reports pursuant to clause
(e) above, modify this Agreement by amending Annexes 2, 3 and/or 4 hereto, as the case may be, to include any Copyright, Patent or Trademark that becomes part of the Pledged Collateral under this Agreement;

                           (g) permit representatives of the Agent, upon
reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Pledged Collateral;

                           (h) upon the occurrence and during the continuance of
any Event of Default, permit representatives of the Agent to be present at such Debtor's place of business to receive copies of all communications and remittances relating to the Pledged Collateral, and forward copies of any notices or communications received by such Debtor with respect to the Pledged Collateral, all in such manner as the Agent may require; and

                           (i) upon the occurrence and during the continuance of
any Event of Default, upon request of the Agent, except as otherwise expressly provided herein, promptly notify (and such Debtor hereby authorizes the Agent so to notify) each account debtor in respect of any Accounts or Instruments that such Pledged Collateral has been assigned to the Agent for the benefit of the Lenders hereunder,


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and that any payments due or to become due in respect of such Pledged Collateral are to be made directly to the Agent.

                           5.2 Other Financing Statements and Liens. Except as
otherwise expressly permitted under Section 6.2 of the Credit Agreement, without the prior written consent of the Agent (granted with the authorization of the Required Lenders), no Debtor shall file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Pledged Collateral in which the Agent is not named as the sole secured party for the benefit of the Lenders.

                           5.3 Preservation of Rights. The Agent shall not be
required to take steps necessary to preserve any rights against prior parties to any of the Pledged Collateral.

                           5.4 Special Provisions Relating to Certain
Collateral.

                           (a) Stock Collateral.

                               (1) The Debtors will cause the Pledged Stock to constitute at all times, with respect to any Issuer existing on the date hereof, 100% or, with respect to any Issuer created or acquired after the date hereof, the percentage required by the Credit Agreement to be pledged hereunder, of the total number of shares of each class of capital stock of each Issuer then outstanding.

                               (2) So long as no Event of Default shall have occurred and be continuing, the Debtors shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Stock Collateral for all purposes not inconsistent with the terms of this Agreement, the Credit Agreement, the Notes or any other instrument or agreement referred to herein or therein; provided, however, that the Debtors jointly and severally agree that they will not vote the Stock Collateral in any manner that is inconsistent with the terms of this Agreement, the Credit Agreement, the Notes or any such other instrument or agreement; and the Agent shall execute and deliver to the Debtors or cause to be executed and delivered to the Debtors all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Debtors may reasonably request for the purpose of enabling the Debtors to exercise the rights and powers that they are entitled to exercise pursuant to this Section 5.4(a).

                               (3) The Debtors shall be entitled to receive and retain any dividends on the Stock Collateral to the extent that the payment of such dividends is permitted by the Credit Agreement.

                  (4) If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not the Agent or any Lender exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement, the Credit Agreement, the Notes or any other agreement relating to such Secured Obligation, all dividends and other distributions on the Stock Collateral shall be paid directly to the Agent and retained by it as part of the Pledged Collateral, subject to the terms of this Agreement, and, if the Agent shall so request in writing, the Debtors jointly and severally agree to execute and deliver to the Agent appropriate additional dividend, distribution and other orders and documents to that end; provided, however, that if such Event of Default is cured, unless the Secured Obligations have been declared or have by their terms become due and payable, any such dividend or distribution theretofore paid to the Agent shall, upon request of the Debtors (except to the extent theretofore applied to the Secured Obligations), be returned by the Agent to the Debtors.

              (b) Intellectual Property.

                  (1) For the purpose of enabling the Agent, during the continuance of an Event of Default, to exercise rights and remedies under Section 5.5 hereof at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Debtor upon the occurrence and during the continuation of an Event of Default grants to the Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Debtor) to use, assign, license or sublicense any of the Intellectual Property now owned or hereafter acquired by such Debtor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof. Any use or license of the Trademarks will conform to the quality standards previously maintained by the relevant Debtor.

                  (2) Notwithstanding anything contained herein to the contrary, but subject to the provisions of Section 6.6 of the Credit Agreement that limit the right of the Debtors to dispose of their respective property, so long as no Event of Default shall have occurred and be continuing, the Debtors will be permitted to exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of the business of the Debtors. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing the Agent shall from time to time, upon the request of the respective Debtor, execute and deliver any instruments, certificates or other documents, in the form so requested, that such Debtor shall have certified are appropriate (in its judgment) to allow it to take any action permitted above. Further, upon the payment in full of all of the Secured Obligations and cancellation or termination of the Commitments or earlier expiration of this Agreement or release of the Pledged Collateral, the Agent shall grant back to the Debtors the license granted pursuant to clause (1) immediately above. The exercise of rights and remedies under Section 5.5 hereof by the Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Debtors in accordance with the first sentence of this clause (2).

                  (3) The Agent agrees that it will not exercise any of its rights and remedies pursuant to Section 5.5 hereof prior to having received the required consents, if any, under any licensing agreements to which any Debtor is a party to the exercise of such rights and remedies.

                      (c) Motor Vehicles. At any time after the occurrence and during the continuance of an Event of Default, each Debtor shall, upon the request of the Agent, deliver to the Agent originals of the certificates of title or ownership for the Motor Vehicles, and any other Equipment covered by certificates of title or ownership, owned by it with the Agent listed as lienholder.

                      5.5 Events of Default, Etc. During the period during which an Event of Default shall have occurred and be continuing:

                      (a) each Debtor shall, at the request of the Agent, assemble the Pledged Collateral owned by it at such place or places, reasonably convenient to both the Agent and such Debtor, designated in its request;

                      (b) the Agent may make any reasonable compromise or settlement deemed desirable with respect to any of the Pledged Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms, of any of the Pledged Collateral;

                      (c) the Agent shall have all of the rights and remedies with respect to the Pledged Collateral of a secured party under the Uniform Commercial Code (whether or not the Uniform Commercial Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Collateral as if the Agent were the sole and absolute owner thereof (and each Debtor agrees to take all such action as may be appropriate to give effect to such right);

                      (d) the Agent in its discretion may, in its name or in the name of the Debtors or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Pledged Collateral, but shall be under no obligation to do so; and

                      (e) the Agent may, upon ten business days' prior written notice to the Debtors of the time and place, with respect to the Pledged Collateral or any part thereof that shall then be or shall thereafter come into the possession, custody or control of the Agent, the Lenders or any of their respective agents, sell, lease, assign or otherwise dispose of all or any part of such Pledged Collateral, at such place or places as the Agent deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Agent or any Lender or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Pledged Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Debtors, any such demand, notice and right or equity being hereby expressly waived and released. In the event of any sale, assignment, or other disposition of any of the Trademark Collateral, the goodwill connected with and symbolized by the Trademark Collateral subject to such disposition shall be included, and the Debtors shall supply to the Agent or its designee, for inclusion in such sale, assignment or other disposition, all Intellectual Property relating to such Trademark Collateral. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

The proceeds of each collection, sale or other disposition under this Section 5.5, including by virtue of the exercise of the license granted to the Agent in
Section 5.4(b) hereof, shall be applied in accordance with Section 5.9 hereof.

         The Debtors recognize that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Debtors acknowledge that any such private sales may be at prices and on terms less favorable to the Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the respective Issuer or issuer thereof to register it for public sale.

                  The Agent agrees that any public or private sale of the Pledged Collateral will be held in a commercially reasonable manner.

                      5.6 Deficiency. If the proceeds of sale, collection or other realization of or upon the Pledged Collateral pursuant to Section 5.5 hereof are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Debtors shall remain liable for any deficiency.

                      5.7 Removals, Name Change, Etc. Without at least 30 days' prior written notice to the Agent, no Debtor shall (i) maintain any of its books and records with respect to the Pledged Collateral at any office or maintain its principal place of business at any place, or permit any Inventory or Equipment located in the United States to be located anywhere, other than (A) at the address indicated beneath the signature of the Borrower to the Credit Agreement or at one of the locations identified in Annex 6 hereto or (B) at the premises of a Person processing or storing such Inventory or Equipment, unless by the later of April 30, 1997 or the date upon which such Person first comes into possession of such Inventory or Equipment, the Debtor shall have taken such steps as are reasonably requested by the Collateral Agent to perfect the security interest of the lenders on such Inventory and Equipment (to the extent it may be perfected) or (C) in transit from one of such locations to another or
(ii) change its corporate name, or the name under which it does business, from the name shown on the signature pages hereto.

                      5.8 Private Sale. No Creditors shall incur liability as a result of the sale of the Pledged Collateral, or any part thereof, at any private sale pursuant to Section 5.5 hereof conducted in a commercially reasonable manner. Each Debtor hereby waives any claims against any Creditor arising by reason of the fact that the price at which the Pledged Collateral may have been sold at any such private sale held in a commercially reasonable manner was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Agent accepts the first offer received and does not offer the Pledged Collateral to more than one offeree.

                      5.9 Application of Proceeds. Except as otherwise herein expressly provided and except as provided below in this Section 5.9, the proceeds of any collection, sale or other realization of all or any part of the Pledged Collateral pursuant hereto, and any other cash at the time held by the Agent under Section 4 hereof or this Section 5, shall be applied by the Agent:

                  First, to the payment of the reasonable costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Agent and the fees and expenses of its agents and counsel, and all expenses incurred and advances made by the Agent in connection therewith;

                  Next, to the payment in full of the Secured Obligations, in each case equally and ratably in accordance with the respective amounts thereof then due and owing or as the Lenders holding the same may otherwise agree; and

                  Finally, to the payment to the respective Debtor, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

As used in this Section 5, "proceeds" of Pledged Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Pledged Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of the Debtors or any issuer of or obligor on any of the Pledged Collateral.

                      5.10 Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Agent while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default the Agent is hereby appointed the attorney-in-fact of each Debtor for the purpose of carrying out the provisions of this Section 5 and taking any action and executing any instruments that the Agent may deem reasonably necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, upon and during the continuance of any Event of Default, so long as the Agent shall be entitled under this Section 5 to make collections in respect of the Pledged Collateral, the Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of any Debtor representing any dividend, payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

                      5.11 Perfection. Prior to or concurrently with the execution and delivery of this Agreement, each Debtor shall (i) initiate the filing of such financing statements and other documents in such offices as the Agent may reasonably request to perfect the security interests granted by
Section 3 of this Agreement with respect to the Collateral other than the Non-Perfected Collateral, (ii) deliver to the Agent all certificates identified in Annex 1 hereto, accompanied by undated stock powers duly executed in blank and (iii) deliver to the Agent all Intercompany Notes required to be delivered pursuant to the Credit Agreement. With respect to the Non-Perfected Collateral, each Debtor will comply with Section 5.15 of the Credit Agreement.

                      5.12 Termination. When all Secured Obligations shall have been paid in full and the Commitments of the Lenders under the Credit Agreement shall have expired or been terminated, this Agreement shall terminate, and the Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Pledged Collateral and money received in respect thereof, to or on the order of the respective Debtor and to be released and canceled all licenses and rights referred to in Section 5.4(b) hereof. The Agent shall also execute and deliver to the respective Debtor upon such termination or upon the sale or other disposition of Property permitted by Section 6.5, 6.6 or 6.14 of the Credit Agreement such Uniform Commercial Code termination statements, certificates for terminating the Liens on the Motor Vehicles and such other documentation as shall be reasonably requested by the respective Debtor to effect the termination and release of the Liens on the Pledged Collateral.

                      5.13 Expenses. The Debtors jointly and severally agree to pay to the Agent all reasonable out-of-pocket expenses (including expenses for legal services of every kind) of, or incident to, the enforcement of any of the provisions of this Section 5, or performance by the Agent of any obligations of the Debtors in respect of the Pledged Collateral which the Debtors have failed or refused to perform, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Pledged Collateral, and for the care of the Pledged Collateral and defending or asserting rights and claims of the Agent in respect thereof, by litigation or otherwise, including expenses of insurance, and all such expenses shall be Secured Obligations to the Agent secured under Section 3 hereof.

                      5.14 Further Assurances. Each Debtor agrees that, from time to time upon the written request of the Agent, such Debtor will execute and deliver such further documents and do such other acts and things as the Agent may reasonably request in order fully to effect the purposes of this Agreement.

               Section 6. Miscellaneous.

                      6.1 No Waiver. No failure on the part of the Agent or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

                      6.2 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of law.

                      6.3 Notices. All notices, requests, consents and demands hereunder shall be in writing and telecopied or delivered to the intended recipient at as specified pursuant to the Credit Agreement and shall be deemed to have been given at the times specified in the Credit Agreement.

                      6.4 Waivers, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by each Debtor and the Agent (with the consent of the Required Lenders). Any such amendment or waiver shall be binding upon each Creditor, each holder of any of the Secured Obligations and each Debtor.

                      6.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each Debtor, the Creditors and each holder of any of the Secured Obligations (provided, however, that no Debtor shall assign or transfer its rights or obligations hereunder without the prior written consent of the Creditors).

                      6.6 Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                      6.7 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

                      6.8 Agents. The Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

                      6.9 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Creditors in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the day and year first above written.


                                       COSMAR CORPORATION


                                       By:________________________________
                                          Name:
                                          Title:


                                       RENAISSANCE COSMETICS, INC.


                                       By:________________________________
                                          Name:
                                          Title:



                                       DANA PERFUMES CORP.


                                       By:________________________________
                                          Name:
                                          Title:



                                       GREAT AMERICAN COSMETICS, INC.


                                       By:________________________________
                                          Name:
                                          Title:


                                       HOUBIGANT (1995) LIMITED/
                                       HOUBIGANT (1995) LIMITEE


                                       By:________________________________
                                          Name:
                                          Title:

                                       MEM COMPANY, INC.


                                       By:________________________________
                                          Name:
                                          Title:



                                       CIBC WOOD GUNDY SECURITIES
                                         CORP.,
                                         as Agent


                                       By:________________________________
                                          Name:
                                          Title:

                                                                         ANNEX 1




                                  PLEDGED STOCK

                               [See Section 2(b)]


BORROWER
--------


                         Certificate          Registered
          Issuer             No.                Owner          Number of Shares
          ------         -----------          ----------       -----------------



GUARANTORS
----------


                         Certificate          Registered
          Issuer             No.                Owner          Number of Shares
          ------         -----------          ----------       ----------------